EXHIBIT 10.8


                     CANCELLATION AND DISCHARGE OF INDENTURE
                        AND TERMINATION OF LOAN AGREEMENT


         THIS CANCELLATION AND DISCHARGE OF INDENTURE is dated as of December 29, 1998, executed and issued by U.S. Bank Trust National Association, formerly known as First Trust National Association (the "Trustee");

                              W I T N E S S E T H:

         WHEREAS, the City of Anoka, Minnesota (the "Issuer") and the Trustee did as of September 1, 1994, enter into an Indenture of Trust (the "Indenture"), pursuant to which the Issuer did pledge and assign to the Trustee all payments and revenues derived by Issuer under a Loan Agreement (the "Agreement") dated as of September 1, 1994, between the Issuer and Lund Industries Incorporated (the "Company") for the purpose of securing $5,450,000 original principal amount of Industrial Development Revenue Bonds (Lund Industries Incorporated Project) (the "Bonds") of the Issuer;

         WHEREAS, in accordance with Section 6-2 of the Indenture, the Issuer has provided for the cancellation and discharge of the lien of the Indenture by causing an irrevocable deposit of escrow securities which meet the requirements of the Indenture, in an amount, without reinvestment, to be sufficient to pay principal of and interest on the Bonds as it shall become due through the Stated Maturity thereof;

         WHEREAS, the Trustee is satisfied that all conditions precedent to the cancellation and discharge of the lien of the Indenture have been satisfied;

         NOW, THEREFORE, the Trustee does hereby acknowledge and agree that the lien of the Indenture has been fully cancelled and discharged, and does hereby release, convey and quitclaim unto the Issuer and the Company and their successors and assigns all of Trustee's right, title, interest, claim or demand whatsoever which it may have acquired in the payments and revenues derived under the Agreement or otherwise in any other real or personal property through the Indenture or through the operation of law.

         In accordance with Section 6-2 of the Indenture, all liability of the Issuer and the Company to the Holders of the Bonds for the payment of principal, interest and redemption premiums thereon ceases, terminates and is hereby completely discharged and such Holders shall have a claim therefor solely upon the cash and/or securities so deposited, and shall not be entitled to any other benefit of or security under the Indenture, except that the obligations of the Company under Sections 7.04 and 8.04 of the Loan Agreement shall survive.

         In accordance with the Indenture, the Bonds are no longer deemed Outstanding within the meaning of the Indenture, and in accordance with Section
10.01 of the Loan Agreement, the Loan Agreement is hereby released and terminated.

         IN WITNESS WHEREOF, the Trustee has caused this instrument to be executed in its corporate name and delivered on its behalf by its duly authorized officers, all as of the day first written above.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee

                                       By  /s/ David H. Bluhm
                                           ------------------------------------
                                          Its  Vice President
                                               --------------------------------


STATE OF MINNESOTA       )

                         )SS.

COUNTY OF WASHINGTON     )

         The foregoing instrument was acknowledge before me this 29th day of December, 1998 by David H. Bluhm, the Vice President, of U.S. Bank Trust National Association, a national banking association.


                                       /s/ Anita Malmgren
                                       ----------------------------------------
                                       Notary Public

                                       (SEAL)
THIS INSTRUMENT WAS
DRAFTED BY:
Leonard, Street and Deinard
150 South Fifth Street
Suite 2300
Minneapolis, Minnesota  55402


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